THE ARBITRAGE FUNDS

The Arbitrage Event-Driven Fund

(the “Fund”)

Supplement dated May 23, 2019 to the Statement of Additional Information (“SAI”)

dated September 30, 2018, as supplemented to date

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Effective August 5, 2019, The Arbitrage Event-Driven Fund will change its name to Water Island Diversified Event-Driven Fund. The Fund’s portfolio managers, investment objective and investment strategies will not change.

All references in the Statement of Additional Information to The Arbitrage Event-Driven Fund are hereby replaced by references to Water Island Diversified Event-Driven Fund.

Please retain this supplement for future reference.